                                FORM 8-K/A

                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                             AMENDMENT TO REPORT
                   Filed pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


                            THE TODD-AO CORPORATION
            (Exact name of registrant as specified in its charter)

                               File No. 0-1461

                               AMENDMENT NO. 1


      The undersigned registrant hereby amends the following items of its Form 8-K, dated August 13, 1996 as set forth in the pages attached hereto.

7(b). Pro Forma financial information combining The Todd-AO Corporation and Edit Acquisition LLC (dba Editworks).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 13, 1996


                                             THE TODD-AO CORPORATION
                                          ----------------------------

                                              /s/ Silas R. Cross
                                          ----------------------------
                                                  Silas R. Cross
                                          Principal Accounting Officer





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                               THE TODD-AO CORPORATION

Note: Item 7(b) as originally filed used Editworks' fiscal year end December 31, 1995 in the pro forma condensed statement of income for the twelve months ended August 31, 1995. This amendment utilizes additional information to bring Editworks' twelve month condensed statement of income to within ninety three days of August 31, 1995.

                                      Item 7(b)

                           Pro Forma Financial Information

                             THE TODD-AO CORPORATION AND
                         EDIT ACQUISITION LLC (dba EDITWORKS)
                 PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)


I.     Balance Sheet as of May 31, 1996.

II. Statements of Income for the year ended August 31, 1995 and the nine months ended May 31, 1996.

III.   Footnotes to Financial Statements

       The Todd-AO Corporation ("Todd-AO") purchased substantially all of the assets and certain liabilities of Edit Acquisition LLC ("Editworks") for cash and Todd-AO Corporation common stock as of August 13, 1996. The following pro forma condensed financial information and explanatory notes are presented to show the pro forma effect of the acquisition of Editworks on Todd-AO's historical results of operations. The acquisition is reflected in the pro forma condensed financial information using the purchase method of accounting.

       The Pro Forma Condensed Balance Sheet as of May 31, 1996 assumes the acquisition was consummated on that date. The Pro Forma Condensed Income Statements assume the acquisition was consummated on September 1, 1994. Such Pro Forma Condensed Financial Information is not necessarily indicative of the financial position or results of operations as they may be in the future or as they might have been had the acquisition been effected on the assumed dates.

       The Pro Forma Condensed Financial Information should be read in conjunction with the historical financial statements and notes thereto of Todd-AO, the audited historical financial statements and notes thereto of Edit Acquisition LLC filed with this report, and the notes to the Pro Forma Condensed Financial Information.


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                               THE TODD-AO CORPORATION
                    PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                                  as of May 31, 1996
                   (Dollars in thousands, except amounts per share)


                                                                Edit                         Consolidated
                                             Todd-AO (1)        Works (2)      Adjust          Pro Forma
                                             -----------        ---------      ------          ---------
ASSETS
CURRENT ASSETS:
   Cash                                       $  3,263       $     11                          $  3,274
   Marketable securities - at cost               2,685                                            2,685
   Trade receivables - net                      11,043            632                            11,675
   Inventories                                     661              6                               667
   Other                                         1,357            117                             1,474
                                           -----------------------------------------           --------
   Total current assets                         19,009            766              0             19,775

INVESTMENTS                                      1,336                                            1,336
PROPERTY AND EQUIPMENT - NET                    35,226          2,437           (422)  [3]       37,241
GOODWILL - NET                                   1,738                         4,000   [4]        5,738
OTHER ASSETS                                       375              4                               379
                                           -----------------------------------------           --------
TOTAL                                         $ 57,684       $  3,207       $  3,578           $ 64,469
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued liabilities   $  5,900       $    363             50   [4]     $  6,313
   Current maturities of long-term debt            615            515                             1,130
   Capitalized lease obligations - current         867                                              867
   Other                                           446              7                               453
                                           -----------------------------------------           --------
   Total current liabilities                     7,828            885             50              8,763

LONG-TERM DEBT                                   6,065          1,200          3,680   [5]       10,945
CAPITALIZED LEASE OBLIGATIONS                       68                                               68
DEFERRED COMPENSATION                              265                                              265
DEFERRED GAIN: SALE OF EQUIPMENT                 5,277                                            5,277
DEFERRED INCOME TAXES                            3,587                                            3,587

SHAREHOLDERS EQUITY:
   Common stock                                  2,059                            17   [6]        2,076
   Additional capital and other                 20,930          1,122           (169)  [6][7]    21,883
   Retained earnings                            11,605                                           11,605
                                           -----------------------------------------           --------
   Total shareholders equity                    34,594          1,122           (152)            35,564
                                           -----------------------------------------           --------
TOTAL                                         $ 57,684       $  3,207       $  3,578           $ 64,469
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------


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

                               THE TODD-AO CORPORATION
                       PRO FORMA CONDENSED STATEMENT OF INCOME
                             For the twelve months ended
                             August 31, 1995 (Unaudited)
                   (Dollars in thousands, except amounts per share)


                                                                Edit                        Consolidated
                                             Todd-AO (1)        Works (8)      Adjust          Pro Forma
                                             -----------        ---------      ------          ---------

REVENUES                                      $ 50,003       $  3,191                          $ 53,194
                                           ----------------------------------------            --------

COST AND EXPENSES:
   Operating costs and other expenses           39,867          2,259                            42,126
   Depreciation and amortization                 3,917            342       $    267  [9]         4,526
   Interest                                        581            124            169  [10]          874
   Equipment lease expense - net                   593                                              593
   Other - net                                     (41)           (25)                              (66)
                                            ----------------------------------------           --------
   Total costs and expenses                     44,917          2,700            436             48,053
                                            ----------------------------------------           --------

INCOME (LOSS) BEFORE
INCOME TAXES                                     5,086            491           (436)             5,141

INCOME TAXES                                     1,711                            81  [11]        1,731
                                           -----------------------------------------           --------

INCOME (LOSS) FROM
OPERATIONS                                    $  3,375       $    491       $   (517)          $  3,410
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------
INCOME PER SHARE                              $   0.40                                         $   0.40
                                              --------                                         --------
                                              --------                                         --------

AVERAGE SHARES
OUTSTANDING                                  8,399,462                        66,863  [12]    8,466,325
                                             ---------                     ---------          ---------
                                             ---------                     ---------          ---------




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

                               THE TODD-AO CORPORATION
                       PRO FORMA CONDENSED STATEMENT OF INCOME
                              For the nine months ended
                               May 31, 1996 (Unaudited)
                   (Dollars in thousands, except amounts per share)


                                                                Edit                        Consolidated
                                             Todd-AO (1)        Works (8)      Adjust          Pro Forma
                                             -----------        ---------      ------          ---------

REVENUES                                      $ 48,140       $  3,305                          $ 51,445
                                           -----------------------------------------           --------

COST AND EXPENSES:
   Operating costs and other expenses           37,231          2,114                            39,345
   Depreciation and amortization                 3,967            313            200  [9]         4,480
   Interest                                        531            122            127  [10]          780
   Equipment lease expense - net                   415              0                               415
   Other                                          (437)           (46)                             (483)
                                           -----------------------------------------           --------
   Total costs and expenses                     41,707          2,503            327             44,537
                                           -----------------------------------------           --------

INCOME (LOSS) BEFORE
INCOME TAXES                                     6,433            802           (327)             6,908

INCOME TAXES                                     2,371                           171  [11]        2,542
                                           -----------------------------------------           --------
INCOME (LOSS) FROM
OPERATIONS                                    $  4,062      $     802       $   (498)          $  4,366
                                           -----------------------------------------           --------
                                           -----------------------------------------           --------

INCOME PER SHARE                              $   0.46                                         $   0.50
                                              --------                                         --------
                                              --------                                         --------

AVERAGE SHARES
OUTSTANDING                                  8,805,359                        66,863  [12]    8,872,222
                                             ---------                     ---------          ---------
                                             ---------                     ---------          ---------

                               THE TODD-AO CORPORATION
            NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)



[1] Condensed from audited financial statements included in the Todd-AO Corporation Annual Report on Form 10-K for the year ended August 31,1995 and Quarterly Report on Form 10-Q for the nine months ended May 31, 1996.

[2] Recognizes the August 13, 1996 purchase of the assets and certain liabilities (at historical cost) of Edit Acquisition LLC ("Editworks") by Todd-AO Corporation.

[3] To reflect purchase accounting writedown of Editworks Equipment to Fair Market Value.

[4] To recognize Goodwill arising from the purchase of Editworks including estimated legal, accounting, audit and other acquisition related costs ($50).

[5] The net bank borrowings to acquire Editworks including an additional $500 due upon completion of certain conditions.

[6] To record 66,863 shares of Todd-AO common stock at $14.50 per share issued as part of the total purchase price of Editworks ($17 common stock; $953 additional capital).

[7]   Elimination of Editworks equity.

[8] Twelve month information is condensed from Editworks audited and unaudited pro forma income statements for the year ended December 31, 1994 less the period ended September 30, 1994 plus the nine months ended September 30, 1995. Nine month information is condensed from Editworks audited and unaudited pro forma income statements for the year ended December 31, 1995 less the period ended September 30, 1995 plus the six months ended June 30, 1996.

[9] To adjust to goodwill amortization for excess purchase costs ($4,000 over 15 years).

[10] To adjust interest to borrowings from Company's institutional lender for acquisition purchase ($3,680 estimated at 8 1/2% for 5 years).

[11] To adjust income taxes for income resulting from the inclusion of Editworks net income in the consolidated net income of the Company, net of the pro-forma adjustments noted above.

[12] To increase average shares outstanding for the 66,863 shares of Todd-AO Common Stock issued as part of the purchase.


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